AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 2001
                                                     REGISTRATION NO. 333-64489
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                                 THE SECURITIES
                                   ACT OF 1933

                                ----------------
                                  GALAGEN INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                                      41-1719104
(State or Other Jurisdiction             (I.R.S. Employer Identification Number)
 of Incorporation)

                         301 CARLSON PARKWAY, SUITE 301
                           MINNETONKA, MINNESOTA 55305
                                 (952) 258-5500
          (Address and Telephone Number of Principal Executive Offices)
                                 ---------------

                                HENRY J. CARDELLO
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  GALAGEN INC.
                         301 CARLSON PARKWAY, SUITE 301
                           MINNETONKA, MINNESOTA 55305
                                 (952) 258-5500
           (Name, Address, and Telephone Number of Agent for Service)
                                 ---------------
                                    COPY TO:
                                   Kris Sharpe
                               Faegre & Benson LLP
                             2200 Wells Fargo Center
                             90 South Seventh Street
                        Minneapolis, Minnesota 55402-3901

    APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC:  Not Applicable.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                                 -------------

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                          ---------------------------------------------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

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                     REMOVAL OF SECURITIES FROM REGISTRATION

            We previously registered for resale, under a Registration Statement on Form S-3, as amended (Registration No. 333-64489), 470,938 shares of our common stock to be offered by the selling stockholders named in the Registration Statement. By filing this Post-Effective Amendment No. 1 to the Registration Statement, we hereby remove from registration all of the shares of common stock that remain unsold under the Registration Statement as of the date hereof. The Registration Statement is hereby amended, as appropriate, to reflect the removal from registration of such shares.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minnetonka, State of Minnesota, on January 19, 2001.
                                                 GALAGEN INC.

                                                 By    /s/ Henry J. Cardello
                                                          ---------------------
                                                           Henry J. Cardello
                                                           President and Chief
                                                              Executive Officer

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons, representing a majority of the Board of Directors, in the capacities indicated on January 19, 2001.


             SIGNATURE                         TITLE
             ---------                         -----

                 *                 Chairman of the Board of Directors and
----------------------------------        Chief Technology Officer
    Robert A. Hoerr, M.D., Ph.D.


/s/ Henry J. Cardello              President, Chief Executive Officer (Principal
----------------------------------        Executive Officer) and Director
        Henry J. Cardello


/s/ Franklin L. Kuhar              Vice President, Chief Financial Officer and
---------------------------------- Treasurer (Principal Financial and Accounting
        Franklin L. Kuhar                           Officer)


                                   Director
----------------------------------
        Helmut B. Breuer


                                   Director
----------------------------------
    Austen S. Cargill II, Ph.D.


                 *                 Director
----------------------------------
        Ronald O. Ostby


/s/ Winston R. Wallin              Director
----------------------------------
       Winston R. Wallin

*Robert A. Hoerr, M.D., Ph.D., by signing his name hereto, does hereby sign this document on behalf of himself and each of the other above-named directors and officers of the Registrant pursuant to powers of attorney duly executed by such person.


/s/ Robert A. Hoerr
----------------------------------
   Robert A. Hoerr, M.D., Ph.D.